Exhibit 99.1

Behringer Harvard Opportunity REIT II, Inc. 2013 Second Quarter Update and Estimated Valuation Per Share Wimberly at Deerwood, Jacksonville, FL Courtyard Marriott, Kauai, HI

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; our ability to make accretive investments in a diversified portfolio of assets; future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including without limitation construction costs, plan or design changes, schedule delays, availability of construction financing, performance of developers, contractors and consultants, and growth in rental rates and operating costs; the availability of cash flow from operating activities for distributions, if any; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; our ability to secure resident leases at favorable rental rates; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission.

Annual Meeting of Shareholders September 11, 2013 at 9:00 am Central Time at The Company’s Executive Offices 15601 Dallas Parkway Addison, Texas 75001 Please Vote Proxy materials are available online at www.behringerharvard.com/proxy If you have any questions or would like to vote, please contact Behringer Harvard Shareholder Services at 866-655-3650

Agenda Estimated Valuation Per Share Financial Review Portfolio Updates Questions Arbors Harbor Town, Memphis, TN

Estimated Share Valuation Initial estimated per-share value of $10.09 Compared with previous per-share value of $9.50 Increase of $0.59 per share Increase of 6.2% Previous $9.50 per share value is the result of the $0.50 per share special distribution that reduced the $10.00 initial share price New per-share value reflects: Our ability to manage portfolio consistent with value-creation objectives The strength of investment selection process and asset management practices Our ability to take timely advantage of value-creating opportunities

GERMANY OFFICE PORTFOLIO Behringer Harvard Opportunity REIT II Portfolio Prospect Park Development Mezzanine Financing 1875 Lawrence Holstenplatz Courtyard by Marriott - Kauai Babcock Self Storage Alte Jakobstrasse SOUTH FLORIDA MEDICAL OFFICE BUILDING PORTFOLIO (9 bldgs.) Gardens Med. Ctr. Victor Ferris Bldg. Palmetto Med. Plaza MULTIFAMILY PORTFOLIO Parkside Apartments Lakes at Margate Arbors Harbor Town Wimberly at Deerwood UGA River Club 22 Exchange STUDENT HOUSING PORTFOLIO 8 of 9 Bldgs Under Contract

Additional Value to Shareholders Since inception, the REIT has made $43.4 million in distributions From a total return perspective: If $1,000 investment made on 4/1/2008 at $10 per share, elect cash distributions Investment value today = $1,237 Increase of 23.7% 4.4% simple annual average return If $1,000 investment made on 4/1/2008 at $10 per share, elect DRIP at $9.50/share Investment value today = $1,275 Increase of 27.5% 5.1% simple annual average return

Significant Factors Influencing Value Creation Full-cycled six investments Simple average annual returns of 25% (weighted) Special distribution of $13 million from cash gains Aggressive and proactive asset management to improve value Increase occupancy Stabilize properties Boost cash flow Non-traditional deal structures PAL mezzanine loan – provided financing during time of frozen capital markets Palms of Monterrey – acquired defaulted senior loan and later foreclosed Courtyard Kauai – acquired for amount of debt

Estimated Share Valuation Components Estimated Share Valuation as of August 1, 2013 (In thousands, except per share values) Estimated Value Estimated Value Per Share Real estate: Real estate properties 417,080 $ 16.01 $ Mezzanine loan investment 13,750 0.53 Cash and cash equivalents 68,720 2.64 Restricted cash 6,986 0.27 Notes payable (213,418) (8.20) Other assets and liabilities (7,105) (0.27) Non-controlling interest values (23,247) (0.89) Estimated value 262,766 $ 10.09 $

Estimated Share Valuation Components Estimated Value per Share ($)

Valuation Methodology Estimated valuation based on recommendation from Advisor and in consultation with Duff & Phelps Duff & Phelps reviewed Advisor’s report and performed their own independent analysis Reviewed relevant operating data, historical performance and business plans Appraised all properties acquired prior to April 2013 Reviewed the REIT’s other net assets and the overall balance sheet Evaluated current market conditions and key market assumptions in the property appraisals Reviewed the valuation methodology and value allocations for accuracy and completeness Duff & Phelps provided opinion regarding appropriateness and reasonableness of values, methodologies and assumptions

Value Creation Strategy 1875 Lawrence, Denver, CO Income producing acquisitions using cash and proceeds from asset sales Multifamily opportunities in states with strong economies Well-located office properties Other value-add real estate investments that have in-place cash flow Selected mezzanine loans that balance attractive returns with acceptable risk Stabilize existing portfolio of assets

Financial Review Selected balance sheet items (June 30, 2013) Cash and equivalents: $68.7 million Total assets: $415.6 million Total notes payable: $218.5 million Total liabilities: $229.5 million River Club and Townhomes, Athens, GA

Portfolio Debt

(Dollars in thousands)

Description		Balance as of June 30, 2013	Interest Rate	Maturity Date
Holstenplatz	$	10,105	3.887%	04/30/15
Courtyard Kauai at Coconut Beach Hotel		38,000	30-day LIBOR + .95% (1)(2)	11/9/2015 (5)
Alte Jakobstraße		7,949	2.3%	12/30/15
1875 Lawrence		15,500	30-day LIBOR + 5.35% (1)(3)	1/1/2016 (6)
Florida MOB Portfolio - Palmetto Building		6,001	4.55%	01/01/16
Florida MOB Portfolio - Victor Farris Building		12,097	4.55%	01/01/16
Florida MOB Portfolio - Gardens Medical Pavilion		14,215	4.9%	01/01/18
River Club and the Townhomes at River Club		25,175	5.26%	05/01/18
Babcock Self Storage		2,204	5.80%	08/30/18
Arbors Harbor Town		26,000	3.985%	01/01/19
Lakes of Margate		15,074	5.49% and 5.92%	01/01/20
Wimberly at Deerwood		26,685	30-day LIBOR + 2.28% (4)	03/01/23
22 Exchange		19,500	3.93%	05/05/23
	$	218,505		

(1) 30-day LIBOR was 0.19% at June 30, 2013.
(2) LIBOR capped by hedge at 3.0% through November 2013 which then increases to 6.0% through October 2014.
(3) LIBOR capped by hedge at 2.69% through maturity of the loan.
(4) LIBOR capped by hedge at 4.56% through March 2018.
(5) Contains extension option to May 2017.
(6) Contains option extension to January 2017.

Total Debt/Total Assets at 6/30/13 was 52.6%
The weighted average interest rate at 6/30/13 was 3.7%
The weighted average remaining loan term at 6/30/13 was 5.0 years.

BEHRINGERHARVARD
OPPORTUNITY REIT II, INC.

15
© 2013 Behringer Harvard

Courtyard by Marriott at Coconut Beach, Kauai, HI Parkside Apartments Sugarland (Houston), Texas 240-unit multifamily community Contract price: $21.5 million 93% leased Strategy: Invest approximately $2 million in improvements Push rents Parkside Apartments, Sugarland, TX

Courtyard by Marriott at Coconut Beach, Kauai, HI Courtyard Marriott Kauai, Hawaii Year-over-year improvement in key operating measures Revenues: +43% Occupancy rate: +25% ADR: +19% RevPar: +48.4% NOI: +$1.4 million Strong group business Courtyard Marriott, Kauai, HI

1875 Lawrence Denver, Colorado 1875 Lawrence, Denver, CO Renovation program is underway Strategy: Reposition within LoDo market Stimulate leasing activity Increase rents Currently 60% leased Target for sale in mid-to-late 2014

Alte Jakobstrasse Berlin, Germany 100% leased Revenues and NOI ahead of budget, year-to-date Strong leasing activity Germany Office Portfolio Holstenplatz Hamburg, Germany 100% leased Revenues and NOI ahead of budget, year-to-date Strong leasing activity

 River Club Athens, Georgia Revenues and NOI ahead of budget, year-to-date 83% leased for 2013/14 academic year Strategy is to take market share from competition Student Housing Portfolio 22 Exchange Akron, Ohio 74% leased for 2013/14 academic year Have instituted incentives to boost leasing

 Multifamily Portfolio Wimberly at Deerwood Jacksonville, Florida Renovations are in early stages Renovated units are realizing a rent increase of $64 per month since acquisition 95% leased Lakes of Margate Margate, Florida Renovations 96% complete Rent increases average $193 per unit per month since acquisition Effective rent is $1.30/sf, Last 20 leases are $1.35/ sf 92% leased Arbors Harbor Town Memphis, Tennessee 96% leased Effective rent is $1.10/sf Last 20 leases are $1.23/sf Rent increases average $184 per unit per month since acquisition

Florida Medical Office Building Portfolio South Florida Purchase and Sale Agreement to sell 8 of the 9 buildings to our JV partner Contract sales price: approximately $63 million Buyer must close on sale by mid-December If sale is completed, it should result in a gain to the Company Lakes of Margate, Margate, FL

Annual Meeting of Shareholders September 11, 2013 at 9:00 am Central Time at The Company’s Executive Offices 15601 Dallas Parkway Addison, Texas 75001 Please Vote Proxy materials are available online at www.behringerharvard.com/proxy If you have any questions or would like to vote, please contact Behringer Harvard Shareholder Services at 866-655-3650